SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION FOR EACH OF THE LISTED PORTFOLIOS

DWS Variable Series II
DWS Balanced VIP	DWS International Select Equity VIP
DWS Blue Chip VIP	DWS Janus Growth & Income VIP
DWS Conservative Allocation VIP	DWS Large Cap Value VIP
DWS Core Fixed Income VIP	DWS Mid Cap Growth VIP
DWS Davis Venture Value VIP	DWS Moderate Allocation VIP
DWS Dreman High Return Equity VIP	DWS Money Market VIP
DWS Dreman Small Mid Cap Value VIP	DWS Small Cap Growth VIP
DWS Global Thematic VIP	DWS Strategic Income VIP
DWS Government & Agency Securities VIP	DWS Technology VIP
DWS Growth Allocation VIP	DWS Turner Mid Cap Growth VIP
DWS High Income VIP

Shareholders of the portfolios listed above recently elected Board Members and certain of the portfolios listed above approved: (1) an amended and restated investment management agreement with Deutsche Investment Management Americas Inc. (the “Advisor”); (2) a subadviser approval policy; (3) the revision of certain fundamental investment policies; (4) an amended and restated declaration of trust; and (5) a subadvisory agreement between the Advisor and Deutsche Asset Management International GmbH.

Board Members

The following replaces the relevant disclosure with respect to the Board under Board Members and Officers, as applicable:

The following table presents certain information regarding the Board Members of the Trust. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an “interested person” (as defined in the 1940 Act) of the Trust or the Advisor (each, an “Independent Board Member”), is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust. Because the Portfolios do not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

Independent Board Members

Name, Year of Birth, Position with the Trust and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004,(2) and Board Member since 1987

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: Trustee of 8 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization); Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)

		135
Paul K. Freeman (1950) Vice Chairperson since 2008, and Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	133
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	135
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company(3) (medical technology company); Belo Corporation(3) (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	135
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	135
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	135

Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	135
William McClayton (1944) Board Member since 2004	Chief Administrative Officer, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Senior Partner, Arthur Andersen LLP (accounting) (1966-2001). Directorship: Board of Managers, YMCA of Metropolitan Chicago. Formerly Trustee, Ravinia Festival	135
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care(3) (January 2007-June 2007)	135
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 8 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation(3) (telecommunications) (November 1989-September 2003)	135
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	135
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present).	138

Interested Board Member

Name, Year of Birth, Position with the Trust and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Fund Complex Overseen
Axel Schwarzer(4) (1958) Board Member since 2006	Managing Director(5), Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	135

Officers(6)

Name, Year of Birth, Position with the Trust and Length of Time Served(7)	Business Experience and Directorships During the Past 5 Years
Michael G. Clark(8) (1965) President, 2006-present

Managing Director(5), Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette(9) (1962) Vice President and Secretary, 1999-present	Director(5), Deutsche Asset Management
Paul H. Schubert(8) (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director(5), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis(8) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger(8) (1962) Assistant Secretary, 2005-present	Director(5), Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson(9) (1962) Assistant Secretary, 1997-present	Managing Director(5), Deutsche Asset Management
Paul Antosca(9) (1957) Assistant Treasurer, 2007-present	Director(5), Deutsche Asset Management (since 2006); formerly, Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark (9) (1967) Assistant Treasurer, 2007-present	Director(5), Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)

Kathleen Sullivan D’Eramo(9) (1957) Assistant Treasurer, 2003-present	Director(5), Deutsche Asset Management
Diane Kenneally(9) (1966) Assistant Treasurer, 2007-present	Director(5), Deutsche Asset Management
Jason Vazquez(8) (1972) Anti-Money Laundering Compliance Officer, 2007-present

Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby(8) (1962) Chief Compliance Officer, 2006-present

Managing Director(5), Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson(8) (1951) Chief Legal Officer, 2006-present

Director(5), Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel, and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005)(2006-2009)

(1)	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

(2)	Represents the year in which Ms. Driscoll was first appointed Chairperson of certain DWS funds.

(3)	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(4)

The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the Portfolios.

(5)	Executive title, not a board directorship.

(6)

As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Portfolios.

(7)	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

(8)	Address: 345 Park Avenue, New York, New York 10154.

(9)	Address: Two International Place, Boston, Massachusetts 02110.

Certain officers hold similar positions for other investment companies for which the Advisor or an affiliate serves as the Advisor.

Officer’s Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Paul H. Schubert:	Vice President
Caroline Pearson:	Secretary

Board Members’ Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Board. The primary responsibility of the Board is to represent the interests of the Portfolios and to provide oversight of the management of the Portfolios.

Board Committees. The Board has established the following standing committees: Audit Committee, Nominating and Governance Committee, Contract Committee, Equity Oversight Committee, Fixed-Income and Quant Oversight Committee, Marketing and Shareholder Services Committee, and Operations Committee. For each committee, the Board has adopted a written charter setting forth each committee’s responsibilities. Each committee was reconstituted effective April 1, 2008.

Audit Committee: The Audit Committee, which consists entirely of Independent Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) the Portfolios’ accounting and financial reporting policies and procedures, (3) the Portfolios’ compliance with legal and regulatory requirements related to accounting and financial reporting and (4) the qualifications, independence and performance of the independent registered public accounting firm for the Portfolios. It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for the Portfolios, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Portfolios’ accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are William McClayton (Chair), Kenneth C. Froewiss (Vice Chair), John W. Ballantine, Henry P. Becton, Jr., Keith R. Fox and William N. Searcy, Jr. During the calendar year 2007, the Audit Committee of the Portfolios’ Board held eight (8) meetings.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The Nominating and Governance Committee also reviews recommendations by shareholders for candidates for Board positions. Shareholders may recommend candidates for Board positions by forwarding their correspondence by US mail or courier service to Dawn-Marie Driscoll, P.O. Box 100176, Cape Coral, FL 33904. The members of the Nominating and Governance Committee are Henry P. Becton, Jr. (Chair), Rebecca W. Rimel (Vice Chair), Paul K. Freeman and William McClayton. During the calendar year 2007, the Nominating and Governance Committee of the Portfolios’ Board performed similar functions and held six (6) meetings.

Contract Committee: The Contract Committee, which consists entirely of Independent Board Members, reviews at least annually, (a) the Portfolios’ financial arrangements with DIMA and its affiliates, and (b) the Portfolios’ expense ratios. The members of the Contract Committee are Robert H. Wadsworth (Chair), Keith R. Fox (Vice Chair), Henry P. Becton, Jr., Richard J. Herring, William McClayton and Jean Gleason Stromberg. During the calendar year 2007, the Contract Review Committee of the Portfolios’ Board performed similar functions and held two (2) meetings.

Equity Oversight Committee: The Equity Oversight Committee reviews the investment operations of those Portfolios that primarily invest in equity securities (except for those funds managed by a quantitative investment team). The members of the Equity Oversight Committee are John W. Ballantine (Chair), William McClayton (Vice Chair), Henry P. Becton, Jr., Keith R. Fox, Richard J. Herring and Rebecca W. Rimel. During the calendar year 2007, the Equity Oversight Committee of the Portfolios’ Board performed similar functions and held five (5) meetings.

Fixed-Income and Quant Oversight Committee: The Fixed-Income and Quant Oversight Committee reviews the investment operations of those Portfolios that primarily invest in fixed-income securities or are managed by a quantitative investment team. The members of the Fixed-Income and QuantOversight Committee are William N. Searcy, Jr. (Chair), Jean Gleason Stromberg (Vice Chair), Dawn-Marie Driscoll, Paul K. Freeman, Kenneth C. Froewiss and Robert H. Wadsworth. During the calendar year 2007, the Fixed-Income Oversight Committee of the Portfolios’ Board performed similar functions and held five (5) meetings.

Marketing and Shareholder Services Committee: The Marketing and Shareholder Services Committee reviews the Portfolios’ marketing program, sales practices and literature and shareholder services. The members of the

Marketing and Shareholder Services Committee are Richard J. Herring (Chair), Dawn-Marie Driscoll (Vice Chair), Paul K. Freeman, Rebecca W. Rimel, Jean Gleason Stromberg and Robert H. Wadsworth. The Marketing and Shareholder Services Committee was newly established effective April 1, 2008.

The Operations Committee: The Operations Committee reviews the administrative operations, legal affairs and general compliance matters of the Portfolios. The Operations Committee reviews administrative matters related to the operations of the Portfolios, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements, valuation of Portfolios’ assets and securities and such other tasks as the full Board deems necessary or appropriate. The Operations Committee also oversees the valuation of the Portfolios’ securities and other assets and determines, as needed, the fair value of Portfolios’ securities or other assets under certain circumstances as described in the Portfolios’ Valuation Procedures. The Operations Committee has appointed a Valuation Sub-Committee, which may make determinations of fair value required when the Operations Committee is not in session. The members of the Operations Committee are Paul K. Freeman (Chair), Dawn-Marie Driscoll (Vice Chair), John W. Ballantine, Kenneth C. Froewiss, Rebecca W. Rimel and William N. Searcy, Jr. The members of the Valuation Sub-Committee are Kenneth C. Froewiss (Chair), John W. Ballantine, Dawn-Marie Driscoll (Alternate), Paul K. Freeman (Alternate), Rebecca W. Rimel (Alternate) and William N. Searcy, Jr. (Alternate). During the calendar year 2007, the Operations Committee, which held six (6) meetings, and Valuation Committee, which held one (1) meeting, except for DWS Blue Chip VIP, DWS Davis Venture Value VIP, DWS Dreman Small Mid Cap Value VIP, DWS High Income VIP and DWS Technology which held two (2) meetings and DWS Global Thematic VIP which held three (3) meetings, performed similar functions.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Remuneration. Each Independent Board Member receives compensation from the Portfolios for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Portfolios or any fund in the DWS fund complex.

Board Members who are officers, directors, employees or stockholders of Deutsche Asset Management (“DeAM”) or its affiliates receive no direct compensation from the Portfolios, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Portfolios. The following tables show compensation from the Portfolios and aggregate compensation from all of the funds in the DWS fund complex received by each Independent Board Member during the calendar year 2007. Mr. Schwarzer is an interested person of the Portfolios and received no compensation from the Portfolios or any fund in the DWS fund complex during the relevant periods.

	Aggregate Compensation from Portfolio
Name of Board Member	DWS Balanced VIP	DWS Blue Chip VIP	DWS Conservative Allocation VIP	DWS Core Fixed Income VIP
John W. Ballantine	$4,300	$3,480	$1,890	$3,610
Henry P. Becton, Jr.	$0	$0	$0	$0
Dawn-Marie Driscoll	$0	$0	$0	$0
Keith R. Fox	$0	$0	$0	$0
Paul K. Freeman	$5,300	$4,286	$2,355	$4,473
Kenneth C. Froewiss	$0	$0	$0	$0
Richard J. Herring	$0	$0	$0	$0
William McClayton	$4,100	$3,320	$1,810	$3,450
Rebecca W. Rimel	$0	$0	$0	$0
William N. Searcy, Jr.	$0	$0	$0	$0
Jean Gleason Stromberg	$0	$0	$0	$0

Robert H. Wadsworth	$4,100	$3,320	$1,810	$3,450

	Aggregate Compensation from Portfolio
Name of Board Member	DWS Davis Venture Value VIP	DWS Dreman High Return Equity VIP	DWS Dreman Small Mid Cap Value VIP	DWS Global Thematic VIP
John W. Ballantine	$3,720	$5,260	$4,350	$2,770
Henry P. Becton, Jr.	$0	$0	$0	$0
Dawn-Marie Driscoll	$0	$0	$0	$0
Keith R. Fox	$0	$0	$0	$0
Paul K. Freeman	$4,593	$6,474	$5,344	$3,409
Kenneth C. Froewiss	$0	$0	$0	$0
Richard J. Herring	$0	$0	$0	$0
William McClayton	$3,550	$5,010	$4,150	$2,630
Rebecca W. Rimel	$0	$0	$0	$0
William N. Searcy, Jr.	$0	$0	$0	$0
Jean Gleason Stromberg	$0	$0	$0	$0
Robert H. Wadsworth	$3,550	$5,010	$4,150	$2,630

	Aggregate Compensation from Portfolio
Name of Board Member	DWS Government & Agency Securities VIP	DWS Growth Allocation VIP	DWS High Income VIP	DWS International Select Equity VIP
John W. Ballantine	$3,050	$2,960	$3,510	$3,240
Henry P. Becton, Jr.	$0	$0	$0	$0
Dawn-Marie Driscoll	$0	$0	$0	$0
Keith R. Fox	$0	$0	$0	$0
Paul K. Freeman	$3,764	$3,650	$4,302	$3,991
Kenneth C. Froewiss	$0	$0	$0	$0
Richard J. Herring	$0	$0	$0	$0
William McClayton	$2,900	$2,820	$3,350	$3,090
Rebecca W. Rimel	$0	$0	$0	$0
William N. Searcy, Jr.	$0	$0	$0	$0
Jean Gleason Stromberg	$0	$0	$0	$0
Robert H. Wadsworth	$2,900	$2,820	$3,350	$3,090

	Aggregate Compensation from Portfolio
Name of Board Member	DWS Janus Growth & Income VIP	DWS Large Cap Value VIP	DWS Mid Cap Growth VIP	DWS Moderate Allocation VIP
John W. Ballantine	$2,950	$3,350	$1,910	$2,800
Henry P. Becton, Jr.	$0	$0	$0	$0
Dawn-Marie Driscoll	$0	$0	$0	$0
Keith R. Fox	$0	$0	$0	$0
Paul K. Freeman	$3,628	$4,118	$2,351	$3,463
Kenneth C. Froewiss	$0	$0	$0	$0

Richard J. Herring	$0	$0	$0	$0
William McClayton	$2,810	$3,190	$1,830	$2,670
Rebecca W. Rimel	$0	$0	$0	$0
William N. Searcy, Jr.	$0	$0	$0	$0
Jean Gleason Stromberg	$0	$0	$0	$0
Robert H. Wadsworth	$2,810	$3,190	$1,830	$2,670

	Aggregate Compensation from Portfolio
Name of Board Member	DWS Money Market VIP	DWS Small Cap Growth VIP	DWS Strategic Income VIP	DWS Technology VIP
John W. Ballantine	$3,560	$3,070	$2,330	$2,750
Henry P. Becton, Jr.	$0	$0	$0	$0
Dawn-Marie Driscoll	$0	$0	$0	$0
Keith R. Fox	$0	$0	$0	$0
Paul K. Freeman	$4,403	$3,784	$2,885	$3,391
Kenneth C. Froewiss	$0	$0	$0	$0
Richard J. Herring	$0	$0	$0	$0
William McClayton	$3,390	$2,910	$2,230	$2,630
Rebecca W. Rimel	$0	$0	$0	$0
William N. Searcy, Jr.	$0	$0	$0	$0
Jean Gleason Stromberg	$0	$0	$0	$0
Robert H. Wadsworth	$3,390	$2,910	$2,230	$2,630

Aggregate Compensation from Portfolio
Name of Board Member	DWS Turner Mid Cap Growth VIP
John W. Ballantine	$2,530
Henry P. Becton, Jr.	$0
Dawn-Marie Driscoll	$0
Keith R. Fox	$0
Paul K. Freeman	$3,136
Kenneth C. Froewiss	$0
Richard J. Herring	$0
William McClayton	$2,410
Rebecca W. Rimel	$0
William N. Searcy, Jr.	$0
Jean Gleason Stromberg	$0
Robert H. Wadsworth	$2,410

Name of Board Member	Total Compensation from Portfolio and DWS Fund Complex(1)
Independent Board Members
John W. Ballantine	$215,000

Henry P. Becton, Jr.(4)	$200,000
Dawn-Marie Driscoll(2)(4)	$253,000
Keith R. Fox(4)	$203,000
Paul K. Freeman(3)	$265,000
Kenneth C. Froewiss(4)	$200,000
Richard J. Herring(4)	$195,000
William McClayton(5)	$205,000
Rebecca W. Rimel(4)	$194,000
William N. Searcy, Jr.(4)	$200,000
Jean Gleason Stromberg(4)	$189,000
Robert H. Wadsworth	$245,250

(1)	The DWS fund complex is composed of 138 funds as of December 31, 2007.

(2)	Includes $50,000 in annual retainer fees received by Ms. Driscoll as Chairperson of certain DWS funds.

(3)

Includes $25,000 paid to Dr. Freeman for numerous special meetings of an ad hoc committee in connection with board consolidation initiatives and $50,000 in annual retainer fees received by Dr. Freeman as Chairperson of certain DWS funds.

(4)

Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the consolidation of the DWS fund boards and various funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the Portfolios’ direct shareholders (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $1,000 for Mr. Becton, $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Dr. Herring, $5,000 for Ms. Rimel, $1,000 for Mr. Searcy and $1,000 for Ms. Stromberg. These meeting fees were borne by the Advisor.

(5)

Does not include $15,000 to be paid to Mr. McClayton in calendar year 2008 for numerous special meetings of an ad hoc committee of the former Chicago Board in connection with board consolidation initiatives.

Dr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex (“DB Funds”). In connection with his resignation and the resignation of certain other board members of the DB Funds on July 30, 2002 (the “Effective Date”), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. (“DAMI”) agreed to recommend, and, if necessary obtain, directors and officers (“D&O”) liability insurance coverage for the prior board members, including Dr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Ownership

As only certain participating insurance companies are shareholders of the Portfolios, the Board Members do not own any shares in the Portfolios nor are they contract owners of the participating insurance companies.

Each Board Member owns over $100,000 of shares on an aggregate basis in all DWS funds overseen by the Board as of December 31, 2007.

Investment Management Agreements and Administrative Agreement

For all Portfolios except: DWS Large Cap Value VIP the following replaces the relevant disclosure under Management of the Fund:

The Board and the Portfolio’s shareholders recently approved an amended and restated investment management agreement (the “Investment Management Agreement”) for the Portfolio. Pursuant to the Investment Management Agreement, the Advisor provides continuing investment management of the Portfolio’s assets. In addition to the investment management of the Portfolio’s assets, the Advisor determines the investments to be made for the Portfolio, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Portfolio’s policies as stated in its prospectus and SAI, or as adopted by the Portfolio’s Board. The Advisor will also monitor, to the extent not monitored by the Portfolio’s administrator or other agent, the Portfolio’s compliance with its investment and tax guidelines and other compliance policies.

The Advisor provides assistance to the Portfolio’s Board in valuing the securities and other instruments held by the Portfolio, to the extent reasonably required by valuation policies and procedures that may be adopted by the Portfolio.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by the Portfolio’s Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board Members, officers, and executive employees of the Portfolio, including the Portfolio’s share of payroll taxes, who are affiliated persons of the Advisor.

The Investment Management Agreement provides that the Portfolio is generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by the Portfolio, the Portfolio’s custodian, or other agents of the Portfolio; taxes and governmental fees; fees and expenses of the Portfolio’s accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Portfolio; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business.

The Investment Management Agreement allows the Advisor to delegate any of its duties under the Investment Management Agreement to a subadvisor, subject to a majority vote of the Board of the Portfolio, including a majority of the Board who are not interested persons of the Portfolio, and, if required by applicable law, subject to a majority vote of the Portfolio’s shareholders.

The Investment Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the Investment Management Agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Investment Management Agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days’ written notice.

Effective May 1, 2008, for all services provided under the Investment Management Agreement, the Portfolio pays the Advisor a fee, computed daily and paid monthly, at the annual rate as a percentage of net assets shown below:

Portfolio	Management Fee Rate
DWS Balanced VIP	0.370% to $250 million 0.345% next $750 million 0.310% thereafter

DWS Blue Chip VIP	0.550% to $250 million 0.520% next $750 million 0.500% next $1.5 billion 0.480% next $2.5 billion 0.450% next $2.5 billion 0.430% next $2.5 billion 0.410% next $2.5 billion 0.390% thereafter
DWS Conservative Allocation VIP	0.065% to $500 million 0.055% next $500 million 0.045% next $500 million 0.035% next $1.0 billion 0.025% thereafter
DWS Core Fixed Income VIP	0.500% to $250 million 0.470% next $750 million 0.450% next $1.5 billion 0.430% next $2.5 billion 0.400% next $2.5 billion 0.380% next $2.5 billion 0.360% next $2.5 billion 0.340% thereafter
DWS Davis Venture Value VIP	0.865% to $250 million 0.840% next $250 million 0.815% next $500 million 0.790% next $1.5 billion 0.765% thereafter
DWS Dreman High Return Equity VIP	0.665% to $250 million 0.635% next $750 million 0.615% next $1.5 billion 0.595% next $2.5 billion 0.565% next $2.5 billion 0.555% next $2.5 billion 0.545% next $2.5 billion 0.535% thereafter
DWS Dreman Small Mid Cap Value VIP	0.650% to $250 million 0.620% next $750 million 0.600% next $1.5 billion 0.580% next $2.5 billion 0.550% next $2.5 billion 0.540% next $2.5 billion 0.530% next $2.5 billion 0.520% thereafter
DWS Global Thematic VIP	0.915% to $250 million 0.865% next $500 million 0.815% next $750 million 0.765% next $1.5 billion 0.715% thereafter

DWS Government & Agency Securities VIP	0.450% to $250 million 0.430% next $750 million 0.410% next $1.5 billion 0.400% next $2.5 billion 0.380% next $2.5 billion 0.360% next $2.5 billion 0.340% next $2.5 billion 0.320% thereafter
DWS Growth Allocation VIP	0.065% to $500 million 0.055% next $500 million 0.045% next $500 million 0.035% next $1.0 billion 0.025% thereafter
DWS High Income VIP	0.500% to $250 million 0.470% next $750 million 0.450% next $1.5 billion 0.430% next $2.5 billion 0.400% next $2.5 billion 0.380% next $2.5 billion 0.360% next $2.5 billion 0.340% thereafter
DWS International Select Equity VIP	0.650% to $1.5 billion 0.635% next $1.75 billion 0.620% next $1.75 billion 0.605% thereafter
DWS Janus Growth & Income VIP	0.665% to $250 million 0.640% next $750 million 0.615% next $1.5 billion 0.590% thereafter
DWS Mid Cap Growth VIP	0.665% to $250 million 0.635% next $750 million 0.615% next $1.5 billion 0.595% next $2.5 billion 0.565% next $2.5 billion 0.555% next $2.5 billion 0.545% next $2.5 billion 0.535% thereafter
DWS Moderate Allocation VIP	0.065% to $500 million 0.055% next $500 million 0.045% next $500 million 0.035% next $1.0 billion 0.025% thereafter
DWS Money Market VIP	0.285% to $500 million 0.270% next $500 million 0.255% next $1.0 billion 0.240% thereafter
DWS Small Cap Growth VIP	0.550% to $250 million 0.525% next $750 million 0.500% thereafter

DWS Strategic Income VIP	0.550% to $250 million 0.520% next $750 million 0.500% next $1.5 billion 0.480% next $2.5 billion 0.450% next $2.5 billion 0.430% next $2.5 billion 0.410% next $2.5 billion 0.390% thereafter
DWS Technology VIP	0.665% to $250 million 0.635% next $750 million 0.615% next $1.5 billion 0.595% next $2.5 billion 0.565% next $2.5 billion 0.555% next $2.5 billion 0.545% next $2.5 billion 0.535% thereafter
DWS Turner Mid Cap Growth VIP	0.715% to $250 million 0.700% next $250 million 0.685% next $500 million 0.670% thereafter

The Portfolio recently entered into a new administrative services agreement with the Advisor (the “Administrative Services Agreement”), pursuant to which the Advisor provides administrative services to the Portfolio including, among others, providing the Portfolio with personnel, preparing and making required filings on behalf of the Portfolio, maintaining books and records for the Portfolio, and monitoring the valuation of Portfolio securities. For all services provided under the Administrative Services Agreement, the Portfolio pays the Advisor a fee, computed daily and paid monthly, of 0.100% of the Portfolio’s net assets.

Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as the Board of the Portfolio reasonably deems necessary for the proper administration of the Portfolio. The Advisor provides the Portfolio with personnel; arranges for the preparation and filing of the Portfolio’s tax returns; prepares and submits reports and meeting materials to the Board and the Portfolio’s shareholders; prepares and files updates to the Portfolio’s prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Portfolio’s records; provides the Portfolio with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Portfolio; assists in the resolution of accounting issues that may arise with respect to the Portfolio; establishes and monitors the Portfolio’s operating expense budgets; reviews and processes the Portfolio’s bills; assists in determining the amount of dividends and distributions available to be paid by the Portfolio, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Subadvisor Approval Policy

For all Portfolios, the following is added to the disclosure under Management of the Fund:

The Board and the Portfolio’s shareholders recently approved a new subadvisor policy for the Portfolios (the “Subadvisor Approval Policy”). The Subadvisor Approval Policy permits the Advisor, subject to the approval of the Board, including a majority of the Independent Board Members, to terminate an existing subadvisor or sub-subadvisor and hire another subadvisor or sub-subadvisor, as applicable, and materially amend an existing subadvisory agreement or sub-subadvisory agreement without obtaining shareholder approval. The Portfolios could not implement the Subadvisor Approval Policy without the Securities and Exchange Commission (the “SEC”) granting the Portfolios exemptive relief. A number of other mutual fund complexes have obtained exemptive relief with respect to an advisor’s ability to appoint, replace or amend the subadvisory agreement with unaffiliated subadvisors and subadvisors that are wholly owned subsidiaries of the advisor. However, exemptive relief with regard to an advisor’s ability to appoint, replace or amend the subadvisory agreement with a subadvisor, who is affiliated with, but not wholly owned subsidiary of the advisor, without shareholder approval, would be more expansive relief than previously granted by the SEC. In addition, exemptive relief with regard to an advisor’s ability to appoint, replace or amend a sub-subadvisory agreement with a sub-advisor, without shareholder approval, would be more expansive relief than previously obtained by other mutual fund complexes. Accordingly, there can be no assurance that the Portfolios’ exemptive application will be granted by the SEC or that it will be sufficiently broad to allow the Portfolios to implement the Subadvisor Approval Policy as described above. The SEC also has proposed Rule 15a-5 under the Investment Company Act of 1940, as amended (the “1940 Act”) in October 2003 to permit the appointment and termination of subadvisors and amendment to subadvisory agreements without shareholder approval. No action has been taken on proposed Rule 15a-5 under the 1940 Act since it proposal and there is no assurances that the rule will be adopted as proposed. The Portfolios and the Advisor will be subject to the conditions imposed by the SEC (either by an exemptive order or as part of the final rule) whenever the Advisor acts under the Subadvisor Approval Policy, including any shareholder notice requirements.

Fundamental Investment Policies

Each Portfolio’s fundamental restriction regarding commodities is replaced with the following:

The Fund may not on behalf of any Portfolio purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

DWS Money Market VIP only:

Effective on or about May 1, 2008, The Portfolio’s fundamental restriction regarding concentration is replaced with the following:

The Portfolio may not concentrate its investments in any particular industry (excluding US Government Obligations), as that term is used in the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time; except that the Portfolio will invest more than 25% of its total assets in the obligations of banks and other financial institutions.

The following is added under Investment Restrictions – Concentration:

DWS Money Market VIP “concentrates,” for purposes of the 1940 Act, its assets in securities related to a particular industry (i.e., banks and other financial institutions), which means that at least 25% of its total assets will be invested in obligations of banks and other financial institutions at all times.

The following is added as a new paragraph under Investment Policies and Techniques - Bank and Savings and Loan Obligations:

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. The Portfolios may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), large foreign branches of large foreign banks (Money Market VIP only) and smaller banks as described below. Although the Portfolios recognize that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank. Further, foreign branches of foreign banks are not regulated by US banking authorities, and generally are not bound by accounting, auditing and financial reporting standards comparable to US banks.

Trust Organization

The following replaces all information under Fund Organization with respect to the Declaration of Trust and the rights and obligations thereunder, except historical information and information relating to DWS Variable Series II’s series:

DWS Variable Series II is a Massachusetts business trust organized under the laws of Massachusetts and is governed by an Amended and Restated Declaration of Trust that was approved by shareholders in the second quarter of 2008, as may be further amended from time to time (the “Declaration of Trust”). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights (except as may be determined by the Board of Trustees) and are redeemable as described in the SAI and a Portfolio’s prospectus. Each share has equal rights with each other share of the same class of the Portfolio as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

A Portfolio generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the termination of the Fund or a Portfolio; (c) an amendment of the Declaration of Trust; and (d) such additional matters as may be required by law or as the Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the Fund’s By-laws. The By-laws currently in effect provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting (or of an individual series or class if required to vote separately) shall constitute a quorum for the transaction of business at meetings of shareholders of the Fund.

On any matter submitted to a vote of shareholders, all shares of the Fund entitled to vote shall, except as otherwise provided in the Fund’s By-Laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and (b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board of Trustees may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Trustees, in its sole discretion, also may cause the Fund to redeem all of the shares of the Fund or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder’s ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder’s failure to provide sufficient identification to permit the Fund to verify the shareholder’s identity, (d) upon a shareholder’s failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board of Trustees determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a Portfolio is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder’s failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Fund. The Declaration of Trust also authorizes the Board of Trustees to terminate a Portfolio or any class without shareholder approval, and the Fund may suspend the right of shareholders to require the Fund to redeem shares to the extent permissible under the 1940 Act.

Upon the termination of the Fund or any series, after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Fund property or property of the series, in cash or in kind or partly each, to the shareholders of the Fund or the series involved, ratably according to the number of shares of the Fund or such series held by the several shareholders of the Fund or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Fund in its sole discretion, and may be different among shareholders (including differences among shareholders in the same series or class).

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Portfolio. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Portfolio and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Portfolio or the Portfolio’s trustees. Moreover, the Declaration of Trust provides for indemnification out of Portfolio property for all losses and expenses of any shareholder held personally liable for the obligations of the Portfolio and the Portfolio may be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Portfolio itself is unable to meet its obligations.

Subadvisor

DWS Balanced VIP only:

The following is added under Management of the Fund:

Subadvisor to DWS Balanced VIP. Deutsche Asset Management International GmbH (“DeAMi”), an investment advisor registered with the SEC, is the subadvisor for a portion of the large cap value allocation of the Portfolio pursuant to the sub-advisory agreement (the “Sub-Advisory Agreement”). DeAMi, Mainzer Landstrasse 178-190, 60325 Frankfurt am Main, Germany, will render investment advisory and management services to the Portfolio pursuant to the terms of the Sub-Advisory Agreement between DeAMi and the Advisor. DeAMi is an affiliate of the Advisor and a subsidiary of Deutsche Bank AG. Under the terms of the Sub-Advisory Agreement, DeAMi will manage the investment and reinvestment of a portion of the large cap value allocation of the Portfolio and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The Advisor will pay a fee to DeAMi for serving as subadvisor to the Portfolio at the annual rates shown below:

Assets Under Management Managed by DeAMi (in Euros)	Sub-Advisory Fee (as a % of average daily net assets)
€0 – €250 million	0.300%
€250 million – €500 million	0.200%
€500 million – €1 billion	0.120%
€1 billion – €2.5 billion	0.080%
€2.5 billion – €5 billion	0.055%
€5 billion – €25 billion	0.035%
€25 billion – €50 billion	0.025%
over €50 billion	0.015%

The Sub-Advisory Agreement provides that DeAMi will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DeAMi in the performance of its duties or from reckless disregard by DeAMi of its obligations and duties under the Sub-Advisory Agreement.

Please Retain This Supplement for Future Reference

April 3, 2008